--------------------------------------------------------------------------------

                             PROSPECTUS SUPPLEMENT
                                NOVEMBER 1, 1995

                                      FOR

                        FORTIS MASTERS VARIABLE ANNUITY
                      -----------------------------------
                                     [LOGO]

MAILING ADDRESS:                                 STREET ADDRESS:
P. O. BOX 64272                                  500 BIELENBERG DRIVE
ST. PAUL, MN 55164                               WOODBURY, MN 55125
                     TELEPHONE: 1-800-800-2638
                     EXTENSION 3057

                                                                 98170 Ed. 11/95

                  PROSPECTUS SUPPLEMENT DATED NOVEMBER 1, 1995

This Supplement adds the following information to that contained in the Fortis Masters Variable Annuity Prospectus dated May 1, 1995:

    A. Unaudited financial statements of Fortis Benefits Insurance Company as of June 30, 1995 -- see pages 2 - 7 of this Supplement.

    B. Management's Discussion and Analysis of Financial Condition and Results of Operation With Respect to the Periods of the Unaudited Financial Statements -- see pages 8 - 9 of this Supplement.

    C. Information About Fortis Benefits' Recent Discontinuance of Certain Group Medical Products -- see page 9 of this Supplement.

    D. Information About an Inadvertent Violation by Fortis Benefits of the Securities Act of 1933 -- see page 9 of this Supplement.

Please read this Supplement carefully. You should attach this Supplement to the Prospectus and retain it for future reference. Terms used in this Supplement have the same meanings as given them in the Prospectus.

A.  FINANCIAL STATEMENTS

The following pages contain the unaudited financial statements of the Fortis Benefits Insurance Company as of June 30, 1995. These financial statements should be considered only as bearing on the ability of Fortis Benefits to meet its obligations under the Certificates. They should not be considered as bearing upon the investment experience of the Variable Account.

FORTIS BENEFITS INSURANCE COMPANY
BALANCE SHEETS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    JUNE 30,    DECEMBER 31,
                                                    1995        1994
                                                    ----------  ------------
ASSETS
Investments
Fixed maturities, at fair value (amortized cost:
 $1,823,217 at June 30, 1995, $1,749,347 at
 December 31, 1994)...............................  $1,894,507   $1,674,782
Equity securities, at fair value (cost: $61,747 at
 June 30, 1995, $51,937 at December 31, 1994).....      74,890       64,552
Mortgage loans on real estate.....................     544,689      452,547
Policy loans......................................      51,213       49,221
Short-term investments............................     160,658      117,562
Real estate and other investments.................      12,519       13,441
                                                    ----------  ------------
                                                     2,738,476    2,372,105

Cash..............................................       3,577       10,888
Receivables:
  Uncollected premium.............................      45,713       40,667
  Reinsurance recoverable on paid and unpaid
   losses.........................................      11,617        6,845
  Due from affiliates.............................       3,225        2,220
  Other...........................................       6,624       12,593
                                                    ----------  ------------
                                                        67,179       62,325

Accrued investment income.........................      37,862       38,584
Deferred policy acquisition costs.................     227,206      232,198
Property and equipment, at cost, less accumulated
 depreciation.....................................      57,289       56,939
Deferred federal income taxes.....................       2,017       48,509
Other assets......................................       1,195        1,120
Assets held in separate accounts..................   1,533,611    1,212,910
                                                    ----------  ------------
                                                    $4,668,412   $4,035,578
                                                    ----------  ------------
                                                    ----------  ------------

See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY

                                                    JUNE 30,       DECEMBER 31,
                                                    1995           1994
                                                    ------------   ------------
                                                    (UNAUDITED)
POLICY RESERVES AND LIABILITIES
Future policy benefit reserves:
  Traditional life insurance......................   $  415,111     $  373,469
  Interest sensitive and investment products......    1,035,642        912,653
  Accident and health.............................      807,071        791,745
                                                    ------------   ------------
                                                      2,257,824      2,077,867

Unearned premiums.................................       18,261         16,145
Other policy claims and benefits payable..........      186,721        169,864
Policyholder dividends payable....................        7,068          6,793
                                                    ------------   ------------
                                                      2,469,874      2,270,669

Accrued expenses..................................        4,794         45,905
Current income taxes payable......................        5,476          4,352
Other liabilities.................................       37,851         32,416
Liabilities related to separate accounts..........    1,510,902      1,208,039
                                                    ------------   ------------
                                                      4,068,897      3,561,381

SHAREHOLDER'S EQUITY
Common stock, $5 par value, 1,000,000 shares
 authorized, issued and outstanding...............        5,000          5,000
Additional paid-in capital........................      358,000        358,000
Retained earnings.................................      186,918        153,551
Unrealized gain (loss) on available-for-sale
 securities, net of deferred tax expense of
 $25,765 at June 30, 1995 and tax benefit of
 $23,104 at December 31, 1994.....................       47,848        (42,908)
Unrealized gain on assets held in separate
 accounts, net of deferred taxes of $941 at June
 30, 1995 and $298 at December 31, 1994...........        1,749            554
                                                    ------------   ------------
                                                        599,515        474,197
                                                    ------------   ------------
                                                     $4,668,412     $4,035,578
                                                    ------------   ------------
                                                    ------------   ------------

See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF INCOME
(IN THOUSANDS)
(UNAUDITED)

                                                                         THREE MONTHS ENDED
                                                                              JUNE 30,
                                                                        --------------------
                                                                        1995       1994
                                                                        ---------  ---------
REVENUES
Insurance operations:
  Traditional life insurance premiums.................................  $  62,990  $  51,431
  Interest sensitive and investment product policy charges............     11,358      9,284
  Accident and health premiums........................................    227,736    191,357
                                                                        ---------  ---------
                                                                          302,084    252,072
Net investment income.................................................     49,298     38,540
Realized gains (losses) on investments................................     24,043     (4,665)
Other income..........................................................      8,847     10,326
                                                                        ---------  ---------
TOTAL REVENUES........................................................    384,272    296,273

BENEFITS AND EXPENSES
Benefits to policyholders:
  Traditional life insurance..........................................     50,950     41,765
  Interest sensitive and investment products..........................     17,398     13,300
  Accident and health.................................................    185,091    154,423
                                                                        ---------  ---------
                                                                          253,439    209,488
Policyholder dividends................................................      1,128        630
Amortization of deferred policy acquisition costs.....................     12,246      8,491
Insurance commissions.................................................     23,230     21,568
General and administrative expenses...................................     60,203     53,905
                                                                        ---------  ---------
TOTAL BENEFITS AND EXPENSES...........................................    350,246    294,082
                                                                        ---------  ---------

INCOME BEFORE FEDERAL INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING
 CHANGES..............................................................     34,026      2,191

INCOME TAX EXPENSE (BENEFITS)
Current...............................................................     13,768     (1,090)
Deferred..............................................................     (1,940)     1,134
                                                                        ---------  ---------
                                                                           11,828         44
                                                                        ---------  ---------
NET INCOME............................................................  $  22,198  $   2,147
                                                                        ---------  ---------
                                                                        ---------  ---------

See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF INCOME
(IN THOUSANDS)
(UNAUDITED)

                                                                          SIX MONTHS ENDED
                                                                              JUNE 30,
                                                                        --------------------
                                                                        1995       1994
                                                                        ---------  ---------
REVENUES
Insurance operations:
  Traditional life insurance premiums.................................  $ 120,085  $  98,454
  Interest sensitive and investment policy charges....................     22,563     17,729
  Accident and health premiums........................................    442,820    378,021
                                                                        ---------  ---------
                                                                          585,468    494,204
Net investment income.................................................     96,817     77,018
Realized gains (losses) on investments................................     23,551     (1,128)
Other income..........................................................     17,167     17,812
                                                                        ---------  ---------
TOTAL REVENUES........................................................    723,003    587,906

BENEFITS AND EXPENSES
Benefits to policy holders:
  Traditional life insurance..........................................     97,305     77,174
  Interest sensitive and investment products..........................     33,553     26,108
  Accident and health.................................................    354,473    307,144
                                                                        ---------  ---------
                                                                          485,331    410,426
Policyholder dividends................................................      1,876      1,408
Amortization of deferred policy acquisition costs.....................     20,992     17,264
Insurance commissions.................................................     46,092     40,500
General and administrative expenses...................................    118,018    101,177
                                                                        ---------  ---------
TOTAL BENEFITS AND EXPENSES...........................................    672,309    570,775
                                                                        ---------  ---------

INCOME BEFORE INCOME TAX EXPENSE......................................     50,694     17,131

INCOME TAX EXPENSE (BENEFITS)
Current...............................................................     20,246      6,710
Deferred..............................................................     (3,019)    (1,892)
                                                                        ---------  ---------
                                                                           17,327      4,818
                                                                        ---------  ---------

NET INCOME............................................................  $  33,367  $  12,313
                                                                        ---------  ---------
                                                                        ---------  ---------

See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CASH FLOW
(IN THOUSANDS)
(UNAUDITED)

                                                                        SIX MONTHS ENDED
                                                                            JUNE 30,
                                                                    ------------------------
                                                                       1995         1994
                                                                    -----------  -----------
OPERATING ACTIVITIES
Net income........................................................  $    33,367  $    12,313
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Increase in future policy benefit reserves for traditional and
   interest sensitive products....................................       44,960       51,016
  Increase (decrease in other policy claims, benefits and
   policyholder dividends payable.................................       17,132         (986)
  Decrease in deferred federal income taxes.......................       (3,019)      (1,892)
  Increase in income taxes payable................................        1,124        4,783
  Amortization of policy acquisition costs........................       20,992       17,264
  Policy acquisition costs deferred...............................      (29,839)     (27,202)
  Provision for depreciation......................................        7,284        5,748
  Accrual of discount, net........................................       (1,297)          (6)
  Change in uncollected premiums, accrued investment income, other receivables, unearned premiums, accrued expenses, and other
   liabilities....................................................        2,308      (25,827)
  Realized (gains) losses on investments..........................      (23,551)      (1,128)
  Other...........................................................          500         (316)
                                                                    -----------  -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES.........................       69,961       33,767

INVESTING ACTIVITIES
Purchases of fixed maturity investments...........................   (1,146,459)  (1,178,425)
Sales or maturities of fixed maturity investments.................    1,093,748    1,132,657
Increase (decrease) in short-term investments.....................      (43,085)      11,522
Purchase of other investments.....................................     (140,596)    (109,646)
Sales or maturities of other investments..........................       47,757       64,052
Purchase of property and equipment................................       (7,685)      (3,017)
Other.............................................................      (15,949)        (952)
                                                                    -----------  -----------
NET CASH USED BY INVESTING ACTIVITIES.............................     (212,269)     (83,809)

FINANCING ACTIVITIES
Activities related to investment products:
  Considerations received.........................................      136,088       60,768
  Surrenders and death benefits...................................      (23,864)     (17,542)
  Interest credited to policyholders..............................       22,773       14,485
Dividends paid to shareholder.....................................            0            0
                                                                    -----------  -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES.........................      134,997       57,729
                                                                    -----------  -----------
INCREASE (DECREASE) IN CASH.......................................       (7,311)       7,687
Cash and cash equivalents at beginning of period..................       10,888        6,675
                                                                    -----------  -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD........................  $     3,577  $    14,362
                                                                    -----------  -----------
                                                                    -----------  -----------

See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1995
(UNAUDITED)

GENERAL: The accompanying unaudited financial statements of Fortis Benefits Insurance Company contain all adjustments necessary to present fairly the balance sheet as of June 30, 1995 and the related statement of income for the six months ended June 30, 1995 and 1994, and cash flows for the six months ended June 30, 1995 and 1994.

ACQUIRED BUSINESS: In October 1991 the Company purchased certain assets and assumed certain liabilities from the Mutual Benefits Life Insurance Company in Rehabilitation (MBL). The seller transferred to Fortis Benefits the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase.

Fortis Benefits purchased this business for $318 million and issued a promissory note in the maximum amount of $200 million. Most of the purchase price was funded by a capital contribution of $225 million from Fortis, Inc.

In accordance with the contractual agreement, additional payments were paid to MBL based upon the persistency of the long term disability portion of the business. Under terms of this agreement, the Company paid $6,644,000, $5,521,000 and $8,685,000 in 1994, 1993, and 1992, respectively. This additional purchase price was accounted for a deferred policy acquisition costs. No additional payments will be made.

Income tax payments for the six months ended June 30, 1995 and June 30, 1994 were $19,221,619 and $1,926,679 respectively.

The classification of fixed maturity investments is to be made at the time of purchase and, prospectively, that classification is expected to be reevaluated as of each balance sheet date. At June 30, 1995, all fixed maturity and equity securities are classified as available-for-sale and carried at fair value.

The amortized cost and fair values of investments available-for-sale were as follows at June 30, 1995 (in thousands)

                                            AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                            COST              GAIN         LOSS   VALUE
                                            ----------  -----------  -----------  ----------
Fixed Income
  Securities:
  Governments.............................  $  658,843   $  32,527    $   2,710   $  688,660
  Public Utilities........................      52,312       3,941            6       56,247
  Industrial and miscellaneous............   1,091,975      41,482        5,531    1,127,926
  Other...................................      20,087       1,587            0       21,674
                                            ----------  -----------  -----------  ----------
Total.....................................   1,823,217      79,537        8,247    1,894,507
Equity Services...........................      61,747      16,306        3,163       74,890
                                            ----------  -----------  -----------  ----------
                                            $1,884,964   $  95,843    $  11,410   $1,969,397
                                            ----------  -----------  -----------  ----------
                                            ----------  -----------  -----------  ----------

B.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITIONS AND RESULTS OF OPERATIONS

JUNE YEAR-TO-DATE AND SECOND QUARTER 1995 COMPARED TO
JUNE YEAR-TO-DATE AND SECOND QUARTER 1994

Traditional life insurance premiums increased to $120.1 million in first half of 1995 from $98.5 million in the same period of 1994. Premiums for the second quarter were $63.0 million versus $51.4 million in 1994. Group life premiums increased 21% for both the quarter and year to date due to higher sales of this product. Revenues from interest sensitive and investment product charges increased to $22.6 million for the first half of 1995, compared to $17.7 million for the same period in 1994. Also, these charges increased to $11.4 million for the second quarter 1995 compared to $9.3 million in 1994. Continued Sales of interest sensitive and investment products has steadily increased the policy base on which these charges are assessed. Accident and health premiums increased to $442.8 million for the first half of 1994 versus $378.0 for the same period in 1994. Accident and health premiums increased 19% to $227.7 million for the second quarter versus $191.4 million in 1994, led by strong premium growth of disability and specially marketed small group accident and health products.

Total revenues increased to $723.0 million in the first six months of 1995 compared with $587.9 million for the same period in 1994. Included in the revenues were capital gains of $23.6 million in 1995 compared to capital losses of $1.1 million in 1994. All of the 1995 gains occurred in the second quarter due to improved investment market conditions. Revenues for the second quarter were $384.3 million versus $296.3 million in 1994.

Traditional life insurance benefits increased to $97.3 million in first half of 1995 from $77.2 million in the same period of 1994. This increase is consistent with the increase in life premiums noted above. Benefits for the second quarter were $51.0 million, an increase of $9.2 million versus last year. Interest sensitive and investment product benefits increased to $33.6 million for the first six months of 1995, compared with $26.1 million for the same period in 1994. For the second quarter, these benefits increased to $17.4 million compared to $13.3 million for the same period in 1994. This increase was the result of higher interest crediting, resulting from higher fixed account sales and transfers from variable accounts to fixed accounts. Accident and health benefits increased by $47.4 million to $354.5 million for the six months ended June 30, 1995 consistent with an increased book of business.

Commission expense in the first half of 1995 increased by $5.6 million over 1994 consistent with increased revenues. Amortization of deferred policy acquisition costs were $21.0 million for the first six months of 1995 versus $17.3 million in 1994. General and administrative expenses were $118.0 million in the first half of 1995 versus $101.2 million in 1994. This increase was due to advertising, information systems enhancements, and other variable expenses.

Net income before income tax expense totaled $50.7 million in first six months of 1995 compared with $17.1 million in first half of 1994. The operating income portion of net income was $27.1 million versus $18.2 million for the first half of 1994.

Federal income taxes were $17.3 million in first half of 1995 compared to $4.8 million in first six months of 1994. The higher income tax expense is primarily the result of pre-tax income $33.6 higher than 1994. The effective tax rate was higher in 1995 due to lower tax exempt investment income, as a percent of pre-tax income.

In summary, net income was $33.4 million for the first six months 1995 compared to $12.3 million for the same period of 1994. The net income for the second quarter was $22.2 versus $2.1 million for the same period in 1994.

As explained in the notes to the financial statements, the Company is classifying all fixed maturity securities as available-for-sale and carrying them at fair value. The unrealized gain or loss is recorded as a component of shareholder's equity. At December 31, 1994, the Company recognized an unrealized loss, net of taxes, of $43 million and at June 30, 1995, an unrealized gain, net of taxes, of $48 million. This change of $91 million, in addition to the net income of $33 million, has resulted in an increase in shareholder's equity to $599.5 million versus $474.2 million at December 31, 1994.

LIQUIDITY AND CAPITAL RESOURCES

The liquidity requirements of the company have been met by funds provided from operations.

The primary uses of funds are to provide policy benefits and reserves, operating expenses, commissions, and to purchase new investments. The company expects its investment and operating activities to generate sufficient funds for these purposes.

The NAIC has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. The computation involves applying factors to various financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory intervention when the percentage of total adjusted capital to authorized control level risk-based capital is below certain levels. Based upon current calculations of the risk-based capital standards, the Company's percentage of total adjusted capital is well in excess of ratios which would require regulatory attention.

Fortis Benefits has no long or short term debt. Less than 2% of the Company's assets consisted of non-investment grade bonds as of June 30, 1995 and the Company does not expect this percentage to increase significantly in future years. As noted above, total shareholder's equity was $599.5 million as of June 30, 1995 compared to $474.2 million as of December 31, 1994.

C.  DISCONTINUANCE OF CERTAIN GROUP MEDICAL PRODUCTS

On October 24, 1995, the Company announced that it will cease selling certain group medical products effective January 1, 1996. The Company will continue to renew and service existing medical business. Management is currently analyzing the potential impact but does not believe there will be a significant adverse financial statement impact through the remaining life of the business.

D.  INADVERTENT VIOLATION OF SECURITIES ACT OF 1933

Interests in the Fixed Account that are acquired by Participants pursuant to the Certificates covered by the Prospectus are required to be registered with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933 ("1933 Act"). Through an inadvertent oversight, Fortis Benefits continued to sell interests in the Fixed Account on or after March 1, 1995, when all Fixed Account interests covered by previous registrations under the 1933 Act had been sold. (This does not apply to the Accumulation Units of the Variable Account).

Therefore, Fixed Account interests sold on or after March 1, 1995 and through October 25, 1995 (see below) were offered and sold in violation of the 1933 Act. In all other respects, however, Fortis Benefits believes that its prospectus dated May 1, 1995, used for the offering during the period of such unregistered sales, included all material information that would have been included if all of the Fixed Account interests had been registered with the Commission.

The 1933 Act makes Fortis Benefits liable to Participants to whom it sold the unregistered Fixed Account interests.

Fortis Benefits' liability for the sale of such unregistered interests would relate only to interests sold from March 1, 1995 through October 25, 1995, when offers and sales of Fixed Account interests were temporarily suspended. Fortis Benefits' liability to purchasers of such unregistered interests, as provided under the 1933 Act, would be for the consideration paid by the purchaser for the unregistered interests with interest thereon, upon the tender of the interests, or for damages if the unregistered interests are no longer owned.

Participants   who   acquired   unregistered   interests   may   assert    their
above-described rights for payments under the 1933 Act by submitting a Written Request (or bringing an action) within one year of the date of purchase.

If the purchasers of all unregistered Fixed Account interests elected to exercise their rights to payment under the 1933 Act, Fortis Benefits may recognize as a current year expense up to approximately $3 million of related deferred sales expenses. Also, it is possible that generally prevailing interest rates could rise above those in effect at the time when the unregistered Fixed Account interests were sold. In that case, Fortis Benefits would probably recognize a loss if, following the exercise by any Participants of their right to payment for unregistered interests, Fortis Benefits sells assets that had been supporting such unregistered interests. Because Fortis Benefits cannot predict with certainty how may purchasers of unregistered Fixed Account interests will seek payment therefor, or what direction prevailing interest rates will take, the amount of any liability Fortis Benefits may incur is not quantifiable, but Fortis Benefits believes that it will be immaterial.

Fortis Benefits believes that, so long as the amounts received by an employer plan (qualified under Section 401(a) of the Internal Revenue Code) remain in the employer plan, there will be no tax effect on the employer plan or on any participant therein with respect to such amounts received. Fortis Benefits believes that amounts received upon exercise of above rights for payment under the 1933 Act for an individual retirement annuity qualified under Section 408(a) of the Code of for a Section 403(b) annuity for employees of public schools or tax exempt entities should be directly transferred to a similar tax qualified annuity or account to avoid current income taxes and will cooperate with any such direct transfer.